Debt	3 Months Ended
Mar. 31, 2023
Debt Disclosure [Abstract]
Debt
Note 7. Debt

The filing of the Chapter 11 Cases constituted an event of default that allowed the respective lenders to accelerate substantially all of our debt obligations. As a result, we have classified all debt obligations as a current liability in the condensed consolidated balance sheet as of March 31, 2023 and December 31, 2022, respectively. Pursuant to Section 362 of the Bankruptcy Code, the filing of the Chapter 11 Cases automatically stayed most actions against or on behalf of the Company Parties, including actions to collect indebtedness incurred prior to the Petition Date or to exercise control over the Company Parties’ property. See "Note 1. Description of Business, Recent Developments and Going Concern" for further discussion of our going concern evaluation.

Outstanding debt, excluding finance leases and net of remaining unamortized discount and issuance costs of $8 million and $10 million as of March 31, 2023 and December 31, 2022, respectively, consisted of the following:

	March 31, 2023	December 31, 2022
Term Loan Facility	$353	$353
Senior Secured Notes	220	219
Senior Unsecured Notes	373	373
ABL Facility	88	80
Other	8	15
Total debt	1,042	1,040
Less: short-term debt and current portion of long-term debt	1,042	1,040
Total long-term debt	$—	$—

The estimated fair value of the Term Loan Facility was $230 million and $264 million as of March 31, 2023 and December 31, 2022, respectively. The estimated fair value of the Senior Secured Notes was $141 million and $162 million as of March 31, 2023 and December 31, 2022, respectively. The estimated fair value of the Senior Unsecured Notes was $45 million and $114 million as of March 31, 2023 and December 31, 2022, respectively. The estimated fair values of the Term Loan Facility, Senior Secured Notes and Senior Unsecured Notes are based upon quoted market prices (Level 1).

The aggregate principal outstanding under our ABL Facility was $88 million and $80 million as of March 31, 2023 and December 31, 2022, respectively, at an interest rate of approximately 4.2% on our outstanding balances. It is not practical to determine the fair value of the ABL Facility.

Senior Credit Facilities

Subject to the Chapter 11 Cases, our Senior Credit Facilities provide for first lien senior secured financing of up to $705 million, consisting of:
•the Term Loan Facility in an aggregate principal amount of $375 million, with a maturity date of August 2024; and
•the ABL Facility in an aggregate principal amount of up to $330 million, with a maturity of October 15, 2026, or if earlier, 91 days prior to maturity of any indebtedness in an amount in excess of $75 million.

The Term Loan Facility amortizes in aggregate annual amounts equal to 1% of the original principal amount of the Term Loan Facility and is paid quarterly.

Prior to the filing of the Chapter 11 Cases, availability to borrow under the ABL Facility was subject to a borrowing base calculation comprising both accounts receivable and inventory in the U.S., Canada, the U.K. and Germany and only accounts receivable in France and Spain. The borrowing base calculation as of March 31, 2023, after taking account of $45 million reserved for letters of credit available to be issued by one of our lenders, was approximately $163 million of which $43 million was available to be drawn as a result of approximately $85 million of drawn debt and $35 million of letters of credit issued and outstanding. However, as a result of the Amendment, we are unable to utilize $40 million of the ABL facility availability. See "Note 1. Description of Business, Recent Developments, and Going Concern" for further discussion of our borrowing base and the related going concern evaluation.

On March 30, 2023, we entered into Amendment No. 1 to the Amended and Restated Revolving Credit Agreement (the “Amendment”). The Amendment was entered into to permit the consummation of the Iron Oxide Sale and amend certain provisions of the Existing ABL Credit Agreement, including the replacement of the LIBOR-based reference interest rate with a reference rate based on the Secured Overnight Financing Rate.

Borrowings under the Term Loan Facility bear interest at a rate equal to, at Venator’s option, either (a) a LIBOR based rate determined by reference to the costs of funds for Eurodollar deposits for the interest period relevant to such borrowing, adjusted for certain additional costs subject to an interest rate floor to be agreed or (b) a base rate determined by reference to the highest of (i) the rate of interest per annum determined from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City, (ii) the federal funds rate plus 0.50% per annum and (iii) the one-month adjusted LIBOR plus 1.00% per annum, in each case plus an applicable margin to be agreed upon. Borrowings under the ABL Facility bear interest at a variable rate equal to an applicable margin based on the applicable quarterly average excess availability under the ABL Facility plus either a LIBOR or a base rate. The applicable margin percentage is calculated and established once every three calendar months and varies from 150 to 200 basis points for LIBOR loans depending on the quarterly average excess availability under the ABL Facility for the immediately preceding three-month period. The Senior Credit Facilities contain covenants that are usual and customary for facilities of this type, including events of default and financial, affirmative and negative covenants. In addition, the ABL Facility contains a springing financial covenant that requires the Company and its restricted subsidiaries to maintain a consolidated fixed charge coverage ratio of at least 1:1 for certain periods of time, if borrowing availability is less than a specified threshold. The Senior Credit Facilities contain customary change of control provisions, the breach of which entitle the lenders to take various actions, including the acceleration of amounts due under the facility.

On April 30, 2023, the Company and the applicable lenders executed Forbearance Agreements with respect to the Term Loan Facility and the ABL Facility, pursuant to which lenders party to Term Loan Facility and the ABL Facility agreed to forbear from exercising any rights or remedies with respect to certain events of default until May 8, 2023, subject to the terms and conditions provided therein. Following further discussions, the forbearance was extended another week and The Forbearance Agreements expired on May14, 2023.

Senior Secured Notes

On May 22, 2020, we completed an offering of $225 million in aggregate principal amount of senior secured notes (the "Senior Secured Notes") due on July 1, 2025 at 98% of their face value. The Senior Secured Notes are obligations of our wholly owned subsidiaries, Venator Finance S.à r.l. and Venator Materials LLC (the "Issuers") and bear interest of 9.5% per year payable semi-annually in arrears. The Senior Secured Notes are guaranteed on a senior secured basis by Venator and each of Venator's restricted subsidiaries (other than the Issuers and certain other excluded subsidiaries) that is a guarantor under Venator's Term Loan Facility and ABL Facility. The Senior Secured Notes are secured on a first-priority basis by liens on all of the assets that secure the Term Loan Facility on a first-priority basis and are secured on a second-priority basis in all inventory, accounts receivable, deposit accounts, securities accounts, certain related assets and other current assets that secure the ABL Facility on a first-priority basis and the Term Loan Facility on a second-priority basis, in each case, other than certain excluded assets. The Senior Secured Notes contain covenants that are usual and customary for facilities of this type, including events of default and financial, affirmative and negative covenants. Upon the occurrence of certain change of control events, holders of the Venator Senior Secured Notes will have the right to require that the Issuers purchase all or a portion of such holder’s Senior Secured Notes in cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.

Senior Unsecured Notes

Our Senior Unsecured Notes are general unsecured senior obligations of the Issuers and are guaranteed on a general unsecured senior basis by Venator and certain of Venator’s subsidiaries. The indenture related to the Senior Unsecured Notes imposes certain limitations on the ability of Venator and certain of its subsidiaries to, among other things, incur additional indebtedness secured by any principal properties, incur indebtedness of non-guarantor subsidiaries, enter into certain sale and leaseback transactions with respect to any principal properties and consolidate or merge with or into any other person or lease, or sell or transfer all or substantially all of its properties and assets. The Senior Unsecured Notes bear interest of 5.75% per year payable semi-annually and will mature on July 15, 2025. The Senior Unsecured Notes will be redeemable in whole or in part at any time at the redemption prices set forth in the indenture, plus accrued and unpaid interest, if any, up to, but not including, the redemption date. Upon the occurrence of certain change of control events (other than the separation), holders of the Venator Senior Unsecured Notes will have the right to require that the Issuers purchase all or a portion of such holder’s Senior Unsecured Notes in cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.

Guarantees

All obligations under the Senior Credit Facilities are guaranteed by Venator and substantially all of our subsidiaries (the "Guarantors"), and are secured by substantially all of the assets of Venator and the Guarantors, in each case subject to certain exceptions. Lien priority as between the Term Loan Facility and the ABL Facility with respect to the collateral will be governed by an intercreditor agreement.

Letters of Credit
As of March 31, 2023 we had $86 million of issued and outstanding letters of credit and bank guarantees to third parties. Of this amount, $6 million were issued by various banks on an unsecured basis with the remaining $80 million issued from our secured ABL Facility.

Other Short-Term Notes Payable

In the third quarter of 2022 we entered into an agreement to finance the premiums for some of our corporate insurance programs. The premium finance agreement includes an initial amount of $23 million and interest is payable at 4.4% per annum. Payment of principle and interest is due in monthly installments with the final amount payable in June 2023. Approximately $6 million was outstanding at March 31, 2023 and is included in "current portion of debt" on our condensed consolidated balance sheet.